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                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        UNIVERSAL HOSPITAL SERVICES, INC.

      This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Universal Hospital Services, Inc. (the "Company") made pursuant to the Prospectus, dated [ ], 1998 (the "Prospectus"), if certificates for the outstanding 10 1/4% Senior Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach First Trust National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

          Delivery To: First Trust National Association, Exchange Agent

                 By Mail:                         By Overnight Courier:

     First Trust National Association       First Trust National Association
                 [ADDRESS]                              [ADDRESS]
                 [ADDRESS]                              [ADDRESS]
            Attention:  [NAME]                     Attention:  [NAME]
                  [NAME]                                 [NAME]

   By Hand: in New York (as Drop Agent)            By Hand: in [CITY]

     First Trust National Association       First Trust National Association
                 [ADDRESS]                              [ADDRESS]
                 [ADDRESS]                              [ADDRESS]

                              For Information Call:
                                    [NUMBER]

                            By Facsimile Transmission
                        (for Eligible Institutions only):
                                    [NUMBER]

                             Attention: [DEPARTMENT]

                              Confirm by Telephone:
                                    [NUMBER]

      Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.
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Principal Amount of Old Notes
        Tendered:*

$____________________________________
Certificate Nos. (if available):         If Old Notes will be delivered by
                                         book-entry transfer to The Depository
_____________________________________    Trust Company, provide account number.
Total Principal Amount Represented by
   Old Notes Certificate(s):

$____________________________________    Account Number _______________________

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      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X _____________________________  __________

X _____________________________  __________
   Signature(s) of Owner(s)         Date
   or Authorized Signatory

   Area Code and Telephone Number:______________________

      Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):     ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________
Capacity:    ___________________________________________________________________

Address(es): ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirma tion of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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*  Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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____________________________________    ________________________________________
           Name of Firm                          Authorized Signature

____________________________________    ________________________________________
             Address                                    Title

____________________________________    Name: __________________________________
                            Zip Code          (Please Type or Print)
Area Code and Tel. No.______________    Dated: _________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.